Liquidity	6 Months Ended
Jun. 30, 2026
Liquidity [Abstract]
Liquidity

2. Liquidity

In assessing the Group’s liquidity, the Group monitors and analyzes its cash on-hand and its operating and capital expenditure commitments. The Group’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations.

The Group recorded net cash inflow from operating activities of $80,549 and $1,049,118 for the six months ended June 30, 2026 and 2024, respectively, and cash outflow in operating activities of $3,002,015 for the six months ended June 30, 2025. The Group recorded net losses of $648,698, $563,147 and $218,123 for the six months ended June 30, 2026, 2025 and 2024.

As of June 30, 2026, the Group had working capital of $27,204,827 and the Group had $1,314,050 in cash and cash equivalents. As of December 31, 2025, the Group had positive working capital of $27,210,884 and $1,464,381 in cash and cash equivalents. Considering all facts and information on hand, management expects the Group’s cash on hand is sufficient to finance its working capital requirements within the normal operating cycle of a twelve-months period from the date of these unaudited condensed consolidated financial statements are issued. The Group may require additional financing in the event of an adverse operating environment, unanticipated capital expenditure needs, or a decision to accelerate growth. Such financing may include the use of additional debt or the sale of additional equity securities. Any financing which involves the sale of equity securities or instruments that are convertible into equity securities, would likely result in immediate and potentially material dilution to existing shareholders.